UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): August 10, 2026

AMERICAN AIRLINES, INC.

(Exact name of registrant as specified in its charter)

Delaware	1-2691	13-1502798
(State or other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

1 Skyview Drive, Fort Worth, Texas	76155
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code:

(682) 278-9000

N/A

(Former name or former address if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
N/A	N/A	N/A

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 or Rule 12b-2 of the Securities Exchange Act of 1934.

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

ITEM 1.01.	ENTRY INTO A MATERIAL DEFINITIVE AGREEMENT.

On August 10, 2026, American Airlines, Inc. (the “Company” or “American”), Wilmington Trust Company, as trustee under certain pass through trusts newly formed by the Company (the “Trustee”) and as subordination agent, Wilmington Trust, National Association, as escrow agent (the “Escrow Agent”) under the Escrow Agreements (as defined below), and Wilmington Trust Company, as paying agent (the “Paying Agent”) under the Escrow Agreements, entered into a Note Purchase Agreement (the “Note Purchase Agreement”). The Note Purchase Agreement, subject to certain terms and conditions, provides for the future issuance by American of equipment notes (the “Equipment Notes”) in the aggregate principal amount of $1,325,382,000 to be secured by (a) nine newly manufactured Airbus A321neo aircraft, delivered or currently scheduled for delivery to American during the period from July 2026 to February 2027 (the “New Delivery Airbus A321neo Aircraft”), (b) five newly manufactured Airbus A321 XLR aircraft, currently scheduled for delivery to American during the period from September 2026 to January 2027 (the “New Delivery Airbus A321 XLR Aircraft” and, together with the New Delivery Airbus A321neo Aircraft, the “New Delivery Airbus Aircraft”), (c) thirteen Airbus A321-200 aircraft, delivered new to American during the period from July 2013 to July 2014 (the “Owned Airbus Aircraft”), (d) two Boeing 777-300ER aircraft, delivered new to American during the period from December 2013 to February 2014 (the “Owned Boeing Aircraft” and, together with the Owned Airbus Aircraft, the “Owned Aircraft”), and (e) eight newly manufactured Embraer E175 aircraft, currently scheduled for delivery to American during the period from September 2026 to December 2026 (the “Embraer Aircraft” and, together with the New Delivery Airbus Aircraft, the “New Delivery Aircraft” and, the New Delivery Aircraft and the Owned Aircraft are each referred to as an “Aircraft”, and, collectively, the “Aircraft”). Pursuant to the Note Purchase Agreement, the Trustee will enter into a Participation Agreement substantially in the form of the form of Participation Agreement (“Form of Participation Agreement”) attached as an exhibit to the Note Purchase Agreement and will purchase the Equipment Notes to be issued under an Indenture and Security Agreement substantially in the form of the form of the Indenture and Security Agreement attached as an exhibit to the Note Purchase Agreement (each, an “Indenture” and collectively, the “Indentures”) to be entered into by American and Wilmington Trust Company, as loan trustee (the “Loan Trustee”), with respect to each Aircraft.

Each Indenture contemplates the issuance of Equipment Notes in two series: Series A, bearing interest at the rate of 5.70% per annum (the “Series A Equipment Notes”) and Series B, bearing interest at 6.30% per annum (the “Series B Equipment Notes”) in the aggregate principal amount (once all the Equipment Notes have been issued) equal to $1,051,470,000, in the case of Series A Equipment Notes, and $273,912,000, in the case of Series B Equipment Notes. The Equipment Notes will be purchased by the Trustee, using the proceeds from the sale of American Airlines, Inc. Class A Pass Through Certificates, Series 2026-2 (the “Class A Certificates”) and American Airlines, Inc. Class B Pass Through Certificates, Series 2026-2 (the “Class B Certificates,” and together with the Class A Certificates, the “Certificates”, and each series of the Certificates, a “Class”).

Pending the purchase of the Equipment Notes, the proceeds from the sale of the Certificates of each Class were placed in escrow by the Trustee pursuant to separate Escrow and Paying Agent Agreements, each dated as of August 10, 2026, among the Escrow Agent, the Paying Agent, Deutsche Bank Securities Inc. (“Deutsche Bank”) and Citigroup Global Markets Inc. (“Citigroup”), as representatives of the Underwriters (as defined below), and the Trustee (each, an “Escrow Agreement” and, collectively, the “Escrow Agreements”), except the proceeds that have been directed by American to be used to acquire Equipment Notes issued in respect of any Owned Aircraft or, at its direction, certain of the New Delivery Aircraft owned by American. The escrowed funds were deposited with Sumitomo Mitsui Banking Corporation, acting through its New York Branch, as depositary (the “Depositary”) under a separate deposit agreement for each Class of Certificates, each dated as of August 10, 2026, between the Escrow Agent and the Depositary. Natixis, New York Branch, as liquidity provider, will provide a separate liquidity facility for each of the Class A Certificates and the Class B Certificates, in each case in an amount sufficient to make three semiannual interest distributions on the outstanding balance of the Certificates of such Class.

The interest on the issued and outstanding Equipment Notes and the escrowed funds, as the case may be, will be payable semiannually on February 20 and August 20 of each year, commencing on February 20, 2027. The principal payments on the issued and outstanding Equipment Notes are scheduled for payment in specified amounts on February 20 and August 20 of each year, commencing on February 20, 2027. Final payments with respect to the Series A Equipment Notes will be due on February 20, 2039 and, with respect to the Series B Equipment Notes, will be due on August 20, 2035. Maturity of the Equipment Notes may be accelerated upon the occurrence of certain events of default, including failure by American (in some cases after notice or the expiration of a grace period, or both) to make payments under the applicable Indenture when due or to comply with certain covenants, as well as certain bankruptcy events involving American. The Equipment Notes issued with respect to each Aircraft will be secured by a lien on such Aircraft and cross-collateralized by the other Aircraft financed pursuant to the Note Purchase Agreement.

The Certificates were registered for offer and sale pursuant to the Securities Act of 1933, as amended (the “Securities Act”), under American’s shelf registration statement on Form S-3 (File No. 333-293649-01), (the “Registration Statement”). The Class A Certificates were sold pursuant to the Underwriting Agreement, dated as of July 27, 2026, among Deutsche Bank and Citigroup, as representatives of the underwriters named therein (the “Underwriters”), American and the Depositary. The Class B Certificates were sold pursuant to the Underwriting Agreement, dated as of July 27, 2026, among Deutsche Bank and Citigroup, as representatives of the Underwriters, American and the Depositary. The foregoing description of the Note Purchase Agreement and the other agreements and instruments is qualified in its entirety by reference to such agreements and instruments, copies of which are filed herewith as exhibits and are incorporated by reference herein. For a more detailed description of such agreements and instruments entered into by American with respect to the Certificates, see the disclosure under the captions “Description of the Certificates,” “Description of the Deposit Agreement,” “Description of the Escrow Agreement,” “Description of the Intercreditor Agreement,” “Description of the Equipment Notes” and “Underwriting” contained in American’s final Class A Prospectus Supplement, dated as of July 27, 2026, to the Prospectus, dated as of February 23, 2026, filed with the Securities and Exchange Commission on July 29, 2026 pursuant to Rule 424(b) under the Securities Act (the “Class A Prospectus”), and American’s final Class B Prospectus Supplement, dated as of July 27, 2026, to the Prospectus, dated as of February 23, 2026, filed with the Securities and Exchange Commission on July 29, 2026 pursuant to Rule 424(b) under the Securities Act (the “Class B Prospectus”), as well as the disclosure under the captions “Description of the Liquidity Facility for the Class A Trust” in the Class A prospectus and “Description of the Liquidity Facilities” in the Class B Prospectus, which disclosure is hereby incorporated herein by reference and is qualified in its entirety by reference to the relevant exhibit filed herewith.

This Current Report is also being filed for the purpose of filing as exhibits to the Registration Statement the documents listed in Item 9.01 below, which are hereby incorporated by reference in the Registration Statement.

ITEM 2.03.	CREATION OF DIRECT FINANCIAL OBLIGATION.

The information provided in Item 1.01 of this Form 8-K is hereby incorporated into this Item 2.03.

ITEM 9.01.	FINANCIAL STATEMENTS AND EXHIBITS.

(d) Exhibits.

Exhibit	Description

1.1	Underwriting Agreement, dated as of July 27, 2026, among Deutsche Bank Securities Inc. and Citigroup Global Markets Inc., as the representatives of the underwriters named therein, Sumitomo Mitsui Banking Corporation, acting through its New York Branch, as the depositary, and American Airlines, Inc. (incorporated by reference to Exhibit 1.1 to American Airlines, Inc.’s Current Report on Form 8-K filed on July 28, 2026).

1.2	Underwriting Agreement, dated as of July 27, 2026, among Deutsche Bank Securities Inc. and Citigroup Global Markets Inc., as the representatives of the underwriters named therein, Sumitomo Mitsui Banking Corporation, acting through its New York Branch, as the depositary, and American Airlines, Inc. (incorporated by reference to Exhibit 1.2 to American Airlines, Inc.’s Current Report on Form 8-K filed on July 28, 2026).

4.1	Pass Through Trust Agreement, dated as of September 16, 2014, between American Airlines, Inc. and Wilmington Trust Company, as Trustee (incorporated by reference to Exhibit 4.1 to American Airlines, Inc.’s Current Report on Form 8-K filed on September 17, 2014 (Commission File No. 001-02691)).

4.2	Trust Supplement No. 2026-2A, dated as of August 10, 2026 between American Airlines, Inc. and Wilmington Trust Company, as Trustee, to the Pass Through Trust Agreement, dated as of September 16, 2014.

4.3	Trust Supplement No. 2026-2B, dated as of August 10, 2026, between American Airlines, Inc. and Wilmington Trust Company, as Trustee, to the Pass Through Trust Agreement, dated as of September 16, 2014.

4.4	Intercreditor Agreement (2026-2), dated as of August 10, 2026, among Wilmington Trust Company, as Trustee of the American Airlines Pass Through Trust 2026-2A and as Trustee of the American Airlines Pass Through Trust 2026-2B, Natixis, New York Branch, as Class A Liquidity Provider and Class B Liquidity Provider, and Wilmington Trust Company, as Subordination Agent.

4.5	Deposit Agreement (Class A), dated as of August 10, 2026, between Wilmington Trust, National Association, as Escrow Agent, and Sumitomo Mitsui Banking Corporation, acting through its New York Branch, as Depositary.

4.6	Deposit Agreement (Class B), dated as of August 10, 2026, between Wilmington Trust, National Association, as Escrow Agent, and Sumitomo Mitsui Banking Corporation, acting through its New York Branch, as Depositary.

4.7	Escrow and Paying Agent Agreement (Class A), dated as of August 10, 2026, among Wilmington Trust, National Association, as Escrow Agent, Deutsche Bank Securities Inc. and Citigroup Global Markets Inc., for themselves and on behalf of the several Underwriters, Wilmington Trust Company, not in its individual capacity, but solely as Pass Through Trustee for and on behalf of American Airlines Pass Through Trust 2026-2A, and Wilmington Trust Company, as Paying Agent.

4.8	Escrow and Paying Agent Agreement (Class B), dated as of August 10, 2026, among Wilmington Trust, National Association, as Escrow Agent, Deutsche Bank Securities Inc. and Citigroup Global Markets Inc., for themselves and on behalf of the several Underwriters, Wilmington Trust Company, not in its individual capacity, but solely as Pass Through Trustee for and on behalf of American Airlines Pass Through Trust 2026-2B, and Wilmington Trust Company, as Paying Agent.

4.9	Note Purchase Agreement, dated as of August 10, 2026, among American Airlines, Inc., Wilmington Trust Company, as Pass Through Trustee under each of the Pass Through Trust Agreements, Wilmington Trust Company, as Subordination Agent, Wilmington Trust, National Association, as Escrow Agent, and Wilmington Trust Company, as Paying Agent.

4.10	Form of Participation Agreement (Participation Agreement among American Airlines, Inc., Wilmington Trust Company, as Pass Through Trustee under each of the Pass Through Trust Agreements, Wilmington Trust Company, as Subordination Agent, Wilmington Trust Company, as Loan Trustee, and Wilmington Trust Company, in its individual capacity as set forth therein) (included in Exhibit B to Exhibit 4.9)

4.11	Form of Indenture and Security Agreement (Indenture and Security Agreement between American Airlines, Inc., and Wilmington Trust Company, as Loan Trustee) (included in Exhibit C to Exhibit 4.9).

4.12	Form of Pass Through Trust Certificate, Series 2026-2A (included in Exhibit A to Exhibit 4.2).

4.13	Form of Pass Through Trust Certificate, Series 2026-2B (included in Exhibit A to Exhibit 4.3).

4.14	Revolving Credit Agreement (2026-2A), dated as of August 10, 2026, between Wilmington Trust Company, as Subordination Agent, as agent and trustee for the trustee of the American Airlines Pass Through Trust 2026-2A, as Borrower, and Natixis, New York Branch, as Liquidity Provider.

4.15	Revolving Credit Agreement (2026-2B), dated as of August 10, 2026, between Wilmington Trust Company, as Subordination Agent, as agent and trustee for the trustee of the American Airlines Pass Through Trust 2026-2B, as Borrower, and Natixis, New York Branch, as Liquidity Provider.

5.1	Opinion of Latham & Watkins LLP, special counsel to American Airlines, Inc.

23.1	Consent of Latham & Watkins LLP (included in Exhibit 5.1).

104	Cover page interactive data file (embedded within the Inline XBRL document).

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, American Airlines, Inc. has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

AMERICAN AIRLINES, INC.

Date: August 12, 2026	By:	/s/ Devon E. May
Devon E. May
Executive Vice President and Chief Financial Officer